                                                                    EXHIBIT 99.1

                      THE LIMITED, INC. and SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)
          Thirteen Weeks Ended January 29, 2000 and January 30, 1999
                     (In thousands except per share data)

The following adjusted results reflect the A&F split-off and Limited Too spin-off as if they had occurred at the beginning of 1998, and exclude special items.

                                                                ================================================================
                                                                  Actual                               Actual
                                                                   1999          % of Sales             1998          % of Sales
                                                                ----------       ----------          ----------       ----------
Net Sales                                                       $3,286,610            100.0%         $3,132,651            100.0%
                                                                ----------       ----------          ----------       ----------
Gross Income                                                     1,306,213             39.7%          1,124,403             35.9%
General, Administrative and Store Operating Expenses              (733,874)           (22.3%)          (700,950)           (22.4%)
                                                                ----------       ----------          ----------       ----------
Operating Income                                                   572,339             17.4%            423,453             13.5%
Interest Expense                                                   (20,936)            (0.6%)           (19,299)            (0.6%)
Other Income, Net                                                   13,542              0.4%             14,956              0.5%
Minority Interest                                                  (44,057)            (1.3%)           (35,715)            (1.1%)
                                                                ----------       ----------          ----------       ----------
Income Before Income Taxes                                         520,888             15.8%            383,395             12.2%
Income Taxes                                                       226,000              6.9%            167,600              5.4%
   Effective Rate                                                     43.4%                                43.7%
                                                                ----------       ----------          ----------       ----------
Net Income                                                      $  294,888              9.0%         $  215,795              6.9%
                                                                ==========       ==========          ==========       ==========
Adjusted Earnings Per Diluted Share Excluding Special Items     $     1.31                           $     0.92
                                                                ==========                           ==========
Weighted Average Diluted Shares Outstanding                        222,471                              231,783
                                                                ================================================================

The following are the reported results.

                                                                  Actual                               Actual
                                                                   1999          % of Sales             1998          % of Sales
                                                                ----------       ----------          ----------       ----------
Net Sales                                                       $3,286,610            100.0%         $3,255,871            100.0%
                                                                ----------       ----------          ----------       ----------
Gross Income                                                     1,306,213             39.7%          1,170,843             36.0%
General, Administrative and Store Operating Expenses              (733,874)           (22.3%)          (726,611)           (22.3%)
Special & Nonrecurring Items, Net                                   36,576              1.1%                  -              0.0%
                                                                ----------       ----------          ----------       ----------
Operating Income                                                   608,915             18.5%            444,232             13.6%
Interest Expense                                                   (20,936)            (0.6%)           (19,299)            (0.6%)
Other Income, Net                                                   13,542              0.4%             14,956              0.5%
Minority Interest                                                  (44,057)            (1.3%)           (35,715)            (1.1%)
                                                                ----------       ----------          ----------       ----------
Income Before Income Taxes                                         557,464             17.0%            404,174             12.4%
Income Taxes                                                       241,000              7.3%            176,000              5.4%
   Effective Rate                                                     43.2%                                43.5%
                                                                ----------       ----------          ----------       ----------
Net Income                                                      $  316,464              9.6%         $  228,174              7.0%
                                                                ==========       ==========          ==========       ==========
Earnings Per Diluted Share - Reported                           $     1.41                           $     0.97
                                                                ==========                           ==========
Weighted Average Diluted Shares Outstanding                        222,471                              231,783
                                                                ==========                           ==========

See attached Note to Consolidated Statements of Income.

                      THE LIMITED, INC. and SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)
         Fifty-two Weeks Ended January 29, 2000 and January 30, 1999
                     (In thousands except per share data)

The following adjusted results reflect the A&F split-off and Limited Too spin-off as if they had occurred at the beginning of 1998, and exclude special items.

                                                               =================================================================
                                                                  Actual                               Actual
                                                                   1999          % of Sales             1998          % of Sales
                                                               -----------       ----------         -----------       ----------
Net Sales                                                      $ 9,499,957            100.0%        $ 8,813,633            100.0%
                                                               -----------       ----------         -----------       ----------
Gross Income                                                     3,282,492             34.6%          2,789,104             31.6%
General, Administrative and Store Operating Expenses            (2,392,324)           (25.2%)        (2,145,646)           (24.3%)
                                                               -----------       ----------         -----------       ----------
Operating Income                                                   890,168              9.4%            643,458              7.3%
Interest Expense                                                   (78,297)            (0.8%)           (68,528)            (0.8%)
Other Income, Net                                                   51,037              0.5%             59,265              0.7%
Minority Interest                                                  (72,623)            (0.8%)           (62,436)            (0.7%)
                                                               -----------       ----------         -----------       ----------
Income Before Income Taxes                                         790,285              8.3%            571,759              6.5%
Income Taxes                                                       344,800              3.6%            253,800              2.9%
   Effective Rate                                                     43.6%                                44.4%
                                                               -----------       ----------         -----------       ----------
Net Income                                                     $   445,485              4.7%        $   317,959              3.6%
                                                               ===========       ==========         ===========       ==========
Adjusted Earnings Per Diluted Share Excluding Special Items    $      1.93                          $      1.35
                                                               ===========                          ===========
Weighted Average Diluted Shares Outstanding                        227,782                              232,481
                                                               =================================================================

The following are the reported results.

                                                               =================================================================
                                                                  Actual                               Actual
                                                                   1999          % of Sales             1998          % of Sales
                                                               -----------       ----------         -----------       ----------
Net Sales                                                      $ 9,723,334            100.0%        $ 9,346,911            100.0%
                                                               -----------       ----------         -----------       ----------
Gross Income                                                     3,357,477             34.5%          2,971,260             31.8%
General, Administrative and Store Operating Expenses            (2,460,338)           (25.3%)        (2,286,917)           (24.5%)
Special and Nonrecurring Items                                      23,501              0.2%          1,740,030             18.6%
                                                               -----------       ----------         -----------       ----------
Operating Income                                                   920,640              9.5%          2,424,373             25.9%
Interest Expense                                                   (78,297)            (0.8%)           (68,528)            (0.7%)
Other Income, Net                                                   51,037              0.5%             59,265              0.6%
Minority Interest                                                  (72,623)            (0.7%)           (63,616)            (0.7%)
Gain on Sale of Subsidiary Stock                                    11,002              0.1%                  -                -
                                                               -----------       ----------         -----------       ----------
Income Before Income Taxes                                         831,759              8.6%          2,351,494             25.2%
Income Taxes                                                       371,000              3.8%            305,000              3.3%
   Effective Rate                                                     44.6%                                13.0%
                                                               -----------       ----------         -----------       ----------
Net Income                                                     $   460,759              4.7%        $ 2,046,494             21.9%
                                                               ===========       ==========         ===========       ==========
Earnings Per Diluted Share - Reported                          $      2.00                          $      8.29
                                                               ===========                          ===========
Weighted Average Diluted Shares Outstanding                        227,782                              246,319
                                                               ===========                          ===========

See attached Note to Consolidated Statements of Income.

                       THE LIMITED INC. AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED STATEMENTS OF INCOME
                                 SPECIAL ITEMS



As part of the Company's ongoing strategy to enhance shareholder value, the Company recorded the following special items in 1999 and 1998. These items, net of any tax and minority interest impacts, are excluded from the "Adjusted Results" provided in the Consolidated Statements of Income attached.

1999

 .    In the fourth quarter of 1999, the Company reversed a previous year $36.6 million special and nonrecurring charge associated with downsizing the remaining Henri Bendel store. The reversal was precipitated by the Company's inability to complete its restructuring plan in regards to this one store. The accounting for the reversal followed recently issued SEC Staff Accounting Bulletin No. 100, "Restructurings and Impairment Charges." The charge and reversal had no affect on cash flows in any period.

 .    In the third quarter of 1999, the Company recognized an $11.0 million gain from the sale of a 60% interest in Galyan's Trading Co., offset by a $6.0 million provision for taxes on the gain. In addition, the new tax basis of the Company's continuing Galyan's investment resulted in an additional $7 million tax liability.

 .    In the second quarter of 1999, the Company recognized a $13.1 million special and nonrecurring charge for transaction costs related to the Limited Too spin-off.

1998

 .    In the second quarter of 1998, the Company recognized a $1.651 billion gain on the split-off of Abercrombie & Fitch ("A&F").

 .    In the first quarter of 1998, the Company recognized a $93.7 million gain relating to the sale of the Company's remaining interest in Brylane, Inc. and a $5.1 million charge for associate termination costs at Henri Bendel.

Additionally, Limited Too and A&F results (net of minority interest) are excluded from all periods presented and total weighted average shares outstanding are reduced as of the beginning of 1998 by the 47.1 million Limited shares tendered in the A&F split-off transaction.